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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                ----------------

Date of Report (Date of earliest                 Commission File Number 0-23252
event reported) December 30, 1999


                            IGEN INTERNATIONAL, INC.
                           (Exact name of registrant)

       Delaware                                       94-2852543
 (State of organization)                (I.R.S. Employer Identification Number)

               16020 Industrial Drive, Gaithersburg Maryland 20877
              (Address of principal executive offices and zip code)

                                 (301) 869-9800
                         (Registrant's telephone Number)




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ITEM 5.  OTHER EVENTS

On December 30, 1999, the U.S. Court of Appeals for the Fourth Circuit affirmed a preliminary injunction that the U.S. District Court for the District of Maryland had issued against Roche Diagnostics, GmbH, the diagnostics unit of F. Hoffman La Roche. The preliminary injunction, issued in 1998, enjoined Roche from marketing products based on IGEN International, Inc.'s ORIGEN(R) technology to physician office laboratories. The preliminary injunction also required Roche to transfer existing customers to IGEN and to escrow all revenues from physician office laboratory sales pending the final outcome of the lawsuit that IGEN filed against Roche in 1997. The lawsuit, as discussed in more detail in IGEN's Form 10-K for the fiscal year ended March 31, 1999 and Form 10-Q's for the quarters ended June 30, 1999 and September 30, 1999, claims multiple breaches of a 1992 license agreement between IGEN and Roche concerning IGEN's ORIGEN technology. The legal action includes charges that Roche has underreported its royalties and has sold ORIGEN-based systems outside of its licensed field.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            IGEN INTERNATIONAL, INC.

                            BY: /s/ George V. Migausky
                               -------------------------------
                               George V. Migausky
                               Vice President and Chief Financial Officer
                               (Principal Financial and Accounting Officer)

Dated:  January 27, 2000